UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

April 5, 2012

American Assets Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-35030	27-3338708
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

11455 El Camino Real, Suite 200 San Diego, California 92130		92130
(Address of principal executive offices)		(Zip Code)

(858) 350-2600

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

The following information is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subjected to the liabilities of that section. Such information shall not be incorporated by reference into any filing of American Assets Trust, Inc. (the “Company”), whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Members of the Company’s senior management team will be meeting with certain analysts on April 5, 2012. The materials being presented to such analysts are available on the Company’s website at the link www.americanassetstrust.com under “Investor Relations – Supplemental Information” and will be removed from the Company’s website on April 19, 2012. The information found on, or otherwise accessible through, the Company’s website is not incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Assets Trust, Inc.

By:	/s/ Adam Wyll
Adam Wyll
Senior Vice President, General Counsel and Secretary

April 5, 2012